                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                            MONTHLY OPERATING REPORT
            FOR THE PERIOD: OCTOBER 1, 2005 THROUGH OCTOBER 31, 2005

       File with Court and submit copy to United States Trustee within 25 days after end of month

                                                                        DOCUMENT   EXPLANATION
                  REQUIRED DOCUMENTS                       FORM NO.     ATTACHED     ATTACHED
                  ------------------                     ------------   --------   -----------
Schedule of Cash Receipts and Disbursements              MOR-1              X
   Bank Reconciliation (or copies of debtor's
      bank reconciliations)                              MOR-1 (CONT)       X
   Copies of bank statements                                                X
   Cash disbursements journals                                              X
Statement of Operations                                  MOR-2              X
Balance Sheet                                            MOR-3              X
Status of Post-Petition Taxes                            MOR-4              X
   Copies of IRS Form 6123 or payment receipt                                           X
   Copies of tax returns filed during reporting period                      X
Summary of Unpaid Postpetition Debts                     MOR-4              X
   Listing of aged accounts payable                                                     X
Accounts Receivable Reconciliation and Aging             MOR-5              X
Debtor Questionnaire                                     MOR-5              X

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.


-------------------------------------   ----------------
SIGNATURE OF AUTHORIZED INDIVIDUAL*     DATE

-------------------------------------   ----------------------------------------
PRINTED NAME OF AUTHORIZED INDIVIDUAL   TITLE OF AUTHORIZED INDIVIDUAL

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity will been added as a supplement to this monthly operating report, when applicable.

Refer to the Exhibits section of this report for the following information:

     Exhibit A: Intercompany activity summaries
     Exhibit B: Cash disbursements journals
     Exhibit C: Bank statements and reconciliations

ACTUAL WEEKLY CASH FLOWS
OCTOBER-05

                                                                                  OCT-05
Week Beginning                            3-OCT     10-OCT    17-OCT    24-OCT   ACTUALS
--------------                           -------   -------   -------   -------   -------
Beginning cash balance                   $92,185   $92,185   $92,185   $92,185   $92,185

Income
   Advantage MSA Payments                     --        --        --        --        --
   MIIX in Rehab Payroll funding / MSA        --        --        --        --        --
   Miscellaneous receipts                     --        --        --        --        --
   Sale proceeds - certain assets             --        --        --        --        --
   Law RE Dividend                            --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total cash                                 --        --        --        --        --

Expenses
   Allocated portion of mgmt. Salaries        --        --        --        --        --
   Advantage Payroll                          --        --        --        --        --
   MIIX in Rehab Payroll                      --        --        --        --        --
   Current Severance commitments              --        --        --        --        --
   Allocation of finance salaries             --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total Salaries                             --        --        --        --        --

   Benefits @ 30%                             --        --        --        --        --

   Legal
      DBR                                     --        --        --        --        --
      Other                                   --        --        --        --        --
      Traxi                                   --        --        --        --        --
      US Trustee fee                          --        --        --        --        --

   Overhead Costs                             --        --        --        --        --
   Settlement with MIIX Insurance             --        --        --        --        --
   D&O Renewal                                --        --        --        --        --
   SEC complinace costs                       --        --        --        --        --
   SSG                                        --        --        --        --        --
   Advertising                                --        --        --        --        --
   Consulting                                 --        --        --        --        --
   Tax services                               --        --        --        --        --
   Information System Costs                   --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total expenses                             --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Change in cash                             --        --        --        --        --
                                         =======   =======   =======   =======   =======

                                         -------   -------   -------   -------   -------
Ending Cash Balance                      $92,185   $92,185   $92,185   $92,185   $92,185
                                         =======   =======   =======   =======   =======

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

ACTUAL WEEKLY CASH FLOWS
OCTOBER-05

                                                                                               OCT-05
Week Beginning                              3-OCT       10-OCT       17-OCT       24-OCT       ACTUALS
--------------                           ----------   ----------   ----------   ----------   ----------
Beginning cash balance                   $1,675,580   $1,677,663   $1,623,636   $1,587,309   $1,675,580

Income
   Advantage MSA Payments                        --           --           --           --           --
   MIIX in Rehab Payroll funding / MSA           --           --           --           --           --
   Miscellaneous receipts                     2,083           --           --           --        2,083
   Sale proceeds - certain assets                --           --           --           --           --
   Law RE Dividend                               --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
   Total cash                                 2,083           --           --           --        2,083

Expenses
   Allocated portion of mgmt. Salaries           --           --           --           --           --
   Advantage Payroll (1)                         --           --           --           --           --
   MIIX in Rehab Payroll                         --           --           --           --           --
   Current Severance commitments                 --           --           --           --           --
   Allocation of finance salaries                --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
   Total Salaries                                --           --           --           --           --

   Benefits @ 30%                                --           --           --           --           --

Professional Fees:
   DBR                                           --           --           --           --           --
   Other                                         --           --       23,646          576       24,222
   Traxi                                         --       54,027           --           --       54,027
   US Trustee fee                                --           --           --           --           --

   Overhead Costs                                --           --       12,680        2,182       14,863
   Settlement with MIIX Insurance                --           --           --           --           --
   D&O Renewal                                   --           --           --           --           --
   SEC complinace costs                          --           --           --           --           --
   SSG                                           --           --           --           --           --
   Advertising                                   --           --           --           --           --
   Consulting                                    --           --           --           --           --
   Tax services                                  --           --           --           --           --
   Information System Costs                      --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
   Total expenses                                --       54,027       36,326        2,759       93,112
                                         ----------   ----------   ----------   ----------   ----------
   Change in cash                             2,083      (54,027)     (36,326)      (2,759)     (91,029)
                                         ==========   ==========   ==========   ==========   ==========

                                         ----------   ----------   ----------   ----------   ----------
Ending Cash Balance                      $1,677,663   $1,623,636   $1,587,309   $1,584,551   $1,584,551
                                         ==========   ==========   ==========   ==========   ==========

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                                     MIIX GROUP                              NJSMU
                                                12/20/04 - 10/31/05                   12/20/04 - 10/31/05
                                         ---------------------------------   -------------------------------------
                                           ACTUAL    PROJECTED*   VARIANCE     ACTUAL      PROJECTED*    VARIANCE
                                         ---------   ----------   --------   ----------   -----------   ----------
Beginning cash balance                   $ 200,077    $ 197,773   $  2,304   $1,026,276   $   994,211   $   32,065

Income
   Advantage MSA Payments                       --           --         --    1,981,332     2,155,717     (174,385)
   MIIX in Rehab Payroll funding / MSA          --           --         --      100,000       117,000      (17,000)
   Miscellaneous receipts                   43,889           --     43,889      461,371            --      461,371
   Sale proceeds - certain assets               --           --         --    1,014,511            --    1,014,511
   Law RE Dividend                              --           --         --      380,000       400,000      (20,000)
                                         ---------    ---------   --------   ----------   -----------   ----------
   Total cash                               43,889           --     43,889    3,937,214     2,672,717    1,264,497

Expenses
   Allocated portion of mgmt. Salaries          --       43,721    (43,721)          --        40,000      (40,000)
   Advantage Payroll                            --           --         --    1,424,884     1,195,740      229,144
   MIIX in Rehab Payroll                        --           --         --           --        90,000      (90,000)
   Current Severance commitments                --           --         --           --            --           --
   Allocation of finance salaries               --           --         --           --        34,973      (34,973)
                                         ---------    ---------   --------   ----------   -----------   ----------
   Total Salaries                               --       43,721    (43,721)   1,424,884     1,360,713       64,171

   Benefits @ 30%                               --       13,116    (13,116)          --       408,214     (408,214)

   Legal
      DBR                                       --           --         --      286,677       360,000      (73,323)
      Other                                     --       60,000    (60,000)     267,868        40,000      227,868
      Traxi                                     --           --         --      305,062       107,980      197,082
      US Trustee fee                           250          750       (500)       9,750         5,000        4,750

   Overhead Costs                           43,888       13,762     30,126      784,713     1,078,910     (294,197)
   Settlement with MIIX Insurance               --           --         --      121,828       334,000     (212,172)
   D&O Renewal                              90,753       90,753         --      146,415            --      146,415
   SEC complinace costs                         --       15,000    (15,000)          --            --           --
   SSG                                          --           --         --           --            --           --
   Advertising                               8,425           --      8,425           --            --           --
   Consulting                                8,465           --      8,465           --            --           --
   Tax services                                 --           --         --           --            --           --
   Information System Costs                     --           --         --       31,742       102,000      (70,258)
                                         ---------    ---------   --------   ----------   -----------   ----------
   Total expenses                          151,781      237,103    (85,322)   3,378,939     3,796,816     (417,877)
                                         ---------    ---------   --------   ----------   -----------   ----------
   Change in cash                         (107,892)    (237,103)   129,211      558,275    (1,124,099)   1,682,374
                                         ---------    ---------   --------   ----------   -----------   ----------
Ending Cash Balance                      $  92,185    $ (39,330)  $131,515   $1,584,551   $  (129,888)  $1,714,439
                                         =========    =========   ========   ==========   ===========   ==========

                                                TOTAL - COMBINED DEBTORS
                                                  12/20/04 - 10/31/05
                                         -------------------------------------
                                           ACTUAL      PROJECTED*    VARIANCE
                                         ----------   -----------   ----------
Beginning cash balance                   $1,226,353   $ 1,191,984   $   34,369

Income
   Advantage MSA Payments                 1,981,332     2,155,717     (174,385)
   MIIX in Rehab Payroll funding / MSA      100,000       117,000      (17,000)
   Miscellaneous receipts                   505,260            --      505,260
   Sale proceeds - certain assets         1,014,511            --    1,014,511
   Law RE Dividend                          380,000       400,000      (20,000)
                                         ----------   -----------   ----------
   Total cash                             3,981,103     2,672,717    1,308,386

Expenses
   Allocated portion of mgmt. Salaries           --        83,721      (83,721)
   Advantage Payroll                      1,424,884     1,195,740      229,144
   MIIX in Rehab Payroll                         --        90,000      (90,000)
   Current Severance commitments                 --            --           --
   Allocation of finance salaries                --        34,973      (34,973)
                                         ----------   -----------   ----------
   Total Salaries                         1,424,884     1,404,434       20,450

   Benefits @ 30%                                --       421,330     (421,330)

   Legal
      DBR                                   286,677       360,000      (73,323)
      Other                                 267,868       100,000      167,868
      Traxi                                 305,062       107,980      197,082
      US Trustee fee                         10,000         5,750        4,250

   Overhead Costs                           828,601     1,092,672     (264,071)
   Settlement with MIIX Insurance           121,828       334,000     (212,172)
   D&O Renewal                              237,168        90,753      146,415
   SEC complinace costs                          --        15,000      (15,000)
   SSG                                           --            --           --
   Advertising                                8,425            --        8,425
   Consulting                                 8,465            --        8,465
   Tax services                                  --            --           --
   Information System Costs                  31,742       102,000      (70,258)
                                         ----------   -----------   ----------
   Total expenses                         3,530,720     4,033,919     (503,199)
                                         ----------   -----------   ----------
   Change in cash                           450,383    (1,361,201)   1,811,584
                                         ----------   -----------   ----------
Ending Cash Balance                      $1,676,736   $  (169,218)  $1,845,953
                                         ==========   ===========   ==========

[*] No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                                INCOME STATEMENTS FOR THE PERIODS
                                ---------------------------------
                                    10/01/05 TO   12/21/04 TO
                                      10/31/05      10/31/05
                                    -----------   -----------
                                    (Unaudited)   (Unaudited)
Net investment income                   $--        $   8,293
                                        ---        ---------
Total revenue                            --            8,293
                                        ---        ---------
Expenses:
   Salary, benefits and taxes            --           93,318
   Insurance                             --          203,738
   Professional services                 --           44,090
   Other expenses                        --           34,325
                                        ---        ---------
Total expenses                           --          375,471
                                        ---        ---------
Loss before income taxes                 --         (367,178)
Federal income tax benefit               --               --
                                        ---        ---------
Net loss                                $--        $(367,178)
                                        ===        =========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                                              INCOME STATEMENTS FOR THE PERIODS
                                              ---------------------------------
                                                  10/01/05 TO   12/21/04 TO
                                                    10/31/05      10/31/05
                                                  -----------   -----------
                                                  (Unaudited)   (Unaudited)
MDAdvantage management service agreement           $      --    $ 1,472,029
MDAdvantage incentive payment                             --        100,000
Dividends received from subsidiary                        --        380,000
Gain on Sale of Assets                                    --        746,345
Other income                                           1,956        261,397
                                                   ---------    -----------
Total revenue                                          1,956      2,959,771
                                                   ---------    -----------
Expenses:
   Salary, benefits and taxes                             --        (65,189)
   Insurance                                           3,890        236,701
   Professional services                             132,561      1,076,802
   MDAdvantage management service agreement               --      1,472,029
   Goodwill writeoff                                      --      1,000,000
   Other expenses                                     18,234        273,687
                                                   ---------    -----------
Total expenses                                       154,685      3,994,031
                                                   ---------    -----------

Income before federal income taxes                  (152,728)    (1,034,260)
State and Federal income tax benefit                      --       (163,374)
                                                   ---------    -----------
Net income                                         $(152,728)   $  (870,886)
                                                   =========    ===========

IN RE:                                                   CHAPTER 11
  THE MIIX GROUP, INC.                                   CASE NO: 04-13588 (MFW)
     DEBTORS.

                                       BALANCE SHEET AS OF
                                            10/31/2005
                                       -------------------
                                           (Unaudited)
Assets
   Investments in subsidiaries             $ 6,833,208
   Cash & short term investments                92,185
   Other assets                                679,911
                                           -----------
Total Assets                                 7,605,304
                                           ===========

Liabilities & Equity
   Liabilities Subject to Compromise         8,886,290
   Intercompany payable                         35,050
   Other accrued expenses                       16,148
                                           -----------
Total Liabilities                            8,937,488
Equity                                      (1,332,184)
                                           -----------
Total Liabilities & Equity                 $ 7,605,304
                                           ===========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                                                  BALANCE SHEET AS OF
                                                       10/31/2005
                                                  -------------------
                                                      (UNAUDITED)
Assets
   Investments in subsidiaries                        $ 2,412,774
   Cash & short term investments                        1,280,608
   Intercompany receivables                             8,724,401
   Receivable from MIIX Insurance Co. in Rehab.           225,357
   Receivable from MDAdvantage                             45,525
   Prepaid expenses                                        20,768
   Goodwill, net                                               --
   Furniture & equipment                                       --
   Miscellaneous assets                                   342,026
                                                      -----------
Total Assets                                          $13,051,458
                                                      ===========

Liabilities & Equity
   Deferred gain                                      $ 1,500,000
   Liabilities subject to compromise                    3,688,348
   Accrued expenses                                       168,983
   Accrued pension liability                              851,874
   Other liabilites                                         9,045
                                                      -----------
Total Liabilities                                       6,218,250
Equity                                                  6,833,208
                                                      -----------
Total Liabilities & Equity                            $13,051,458
                                                      ===========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                   BEGINNING     AMOUNT                                   ENDING
                                      TAX       WITHHELD    AMOUNT   DATE   CHECK NO.       TAX
                                   LIABILITY   OR ACCRUED    PAID    PAID     OR EFT     LIABILITY
                                  ----------   ----------   ------   ----   ---------   ----------
FEDERAL
   Withholding                    $       --       $--        $--                       $       --
   FICA - Employee                $       --       $--        $--                       $       --
   FICA - Employer                $       --       $--        $--                       $       --
   Unemployment                   $       --       $--        $--                       $       --
   Income                         $       --       $--        $--                       $       --
   Other:                         $       --       $--        $--                       $       --
      Total Federal Taxes         $       --       $--        $--                       $       --

STATE & LOCAL
   Withholding                    $       --       $--        $--                       $       --
   Sales                          $       --       $--        $--                       $       --
   Excise                         $       --       $--        $--                       $       --
   Unemployment                   $       --       $--        $--                       $       --
   Real Property                  $       --       $--        $--                       $       --
   Personal Property              $       --       $--        $--                       $       --
   Other: Income                  $(2,000.00)      $--        $--                       $(2,000.00)
      Total State & Local Taxes   $(2,000.00)      $--        $--                       $(2,000.00)
                                  ----------       ---        ---                       ----------
TOTAL TAXES                       $(2,000.00)      $--        $--                       $(2,000.00)
                                  ==========       ===        ===                       ==========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                  BEGINNING     AMOUNT                                   ENDING
                                     TAX       WITHHELD    AMOUNT   DATE   CHECK NO.      TAX
                                  LIABILITY   OR ACCRUED    PAID    PAID     OR EFT    LIABILITY
                                  ---------   ----------   ------   ----   ---------   ---------
FEDERAL
   Withholding                    $      --       $--        $--                       $      --
   FICA - Employee                $      --       $--        $--                       $      --
   FICA - Employer                $      --       $--        $--                       $      --
   Unemployment                   $      --       $--        $--                       $      --
   Income                         $      --       $--        $--                       $      --
   Other:                         $      --       $--        $--                       $      --
      Total Federal Taxes         $      --       $--        $--                       $      --

STATE & LOCAL
   Withholding                    $      --       $--        $--                       $      --
   Sales/Use                      $7,883.00       $--        $--                       $7,883.00
   Excise                         $      --       $--        $--                       $      --
   Unemployment/SDI               $      --       $--        $--                       $      --
   Real Property                  $      --       $--        $--                       $      --
   Personal Property              $      --       $--        $--                       $      --
   Other: Escheat                 $1,506.00       $--        $--                       $1,506.00
      Total State & Local Taxes   $9,389.00       $--        $--                       $9,389.00
                                  ---------       ---        ---                       ---------
TOTAL TAXES                       $9,389.00       $--        $--                       $9,389.00
                                  =========       ===        ===                       =========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                             AS OF OCTOBER 31, 2005

                                        POST-PETITION
                VENDOR                   AMOUNTS DUE
                ------                  -------------
SaiberSchlesinger Satz & Goldstein        $ 2,250.00
SaiberSchlesinger Satz & Goldstein          1,197.50
Wilmer Cutler Pickering Hale And Door       8,899.85
Wilmer Cutler Pickering Hale And Door       3,329.60
                                          ----------
   Total                                  $15,676.95
                                          ==========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                             AS OF OCTOBER 31, 2005

                                     POST-PETITION
                VENDOR                AMOUNTS DUE
                ------               -------------
Hewlett-Packard                        $1,399.20
PBCC                                      501.98
SaiberSchlesinger Satz & Goldstein        360.00
Sunguard Recovery Services              3,238.00
                                       ---------
   Total                               $5,499.18
                                       =========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF OCTOBER 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                   AMOUNT
----------------------------------                                   ------
Total Accounts Receivable at the beginning of the reporting period     $--
+ Amounts billed during the period                                     $--
- Amounts collected during the period                                  $--
Total Accounts Receivable at the end of the reporting period           $--

ACCOUNTS RECEIVABLE AGING                                            AMOUNT
-------------------------                                            ------
0 - 30 days old                                                        $--
31 - 60 days old                                                       $--
61 - 90 days old                                                       $--
91+ days old                                                           $--
Total Accounts Receivable                                              $--
Amount considered uncollectible (Bad Debt)                             $--
Accounts Receivable (Net)                                              $--

                      DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                        YES   NO
----------------------------                                        ---   --
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                      X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                           X

3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                           X

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Explanation 3.: Post-petition tax returns are in the process of being prepared.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                      FORM MOR-5
                                                                      (9/99)

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF OCTOBER 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
----------------------------------                                   ----------
Total Accounts Receivable at the beginning of the reporting period   $9,234,651
+ Amounts billed during the period                                   $       --
- Amounts collected during the period                                $   18,236
- Intercompany writedowns                                            $  233,595
Total Accounts Receivable at the end of the reporting period         $8,982,820


ACCOUNTS RECEIVABLE AGING                                              AMOUNT
-------------------------                                            ----------
0 - 30 days old                                                      $       --
31 - 60 days old                                                     $       --
61 - 90 days old                                                     $       --
91+ days old                                                         $8,982,820
Total Accounts Receivable                                            $8,982,820
Amount considered uncollectible (Bad Debt)                           $  233,595
Accounts Receivable (Net)                                            $8,749,226

                      DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                        YES   NO
----------------------------                                        ---   --
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                      X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                           X

3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                           X

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Explanation 3.: Post-petition tax returns are in the process of being prepared.

________________________________________________________________________________

________________________________________________________________________________

                                                                     FORM MOR-5
                                                                     (9/99)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                   EXHIBIT A: INTERCOMPANY ACTIVITY SUMMARIES

Refer to pages that follow.

THE MIIX GROUP, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-------       ------   ----------   ------------   -----------   ---------   ----------
No Activity

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-------       ------   ----------   ------------   -----------   ---------   ----------
No Activity

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                     EXHIBIT B: CASH DISBURSEMENTS JOURNALS

Refer to pages that follow.

    TYPE      CHECK/WIRE   DATE   PAYEE   AMOUNT
    ----      ----------   ----   -----   ------
No activity

 PMT. TYPE    CHECK NO.      DATE                   PAYEE                  AMOUNT
-----------   ---------   ----------   ------------------------------   ------------
Check            1099     10/03/2005   ADP                              $     (35.46)
Check            1100     10/03/2005   Bowne                                 (756.00)
Check            1102     10/03/2005   White Space                         (5,000.00)
Check            1103     10/03/2005   Delta Dental                        (1,492.32)
Check            1104     10/03/2005   Computershare                       (2,179.10)
Check            1105     10/03/2005   Delaware Claims Agency LLC            (666.60)
Check            1108     10/07/2005   Traxi LLC                          (25,349.40)
Check            1109     10/07/2005   Traxi LLC                          (28,678.00)
Check            1110     10/10/2005   Drucker Math Whitman               (39,916.28)
Check            1111     10/13/2005   Delaware Claims Agency LLC            (576.13)
Check            1112     10/13/2005   Shareholder.com                     (1,500.00)
Check            1113     10/13/2005   Iron Mountain                       (5,076.25)
Check            1114     10/13/2005   Horizon Blue Cross Blue Shield      (1,511.42)
Check            1115     10/13/2005   Horizon Blue Cross Blue Shield        (885.88)
Check            1116     10/13/2005   Epstein Becker & Green             (12,302.00)
Check            1117     10/13/2005   Jaspan Schlesinger Hoffman          (2,623.40)
Check            1118     10/13/2005   Jaspan Schlesinger Hoffman          (2,297.99)
Check            1119     10/13/2005   Computershare                       (2,182.39)
Check            1120     10/26/2005   White Space                         (5,000.00)
Check            1121     10/26/2005   Drucker Math Whitman               (10,727.60)
Check            1122     10/26/2005   Computershare                       (2,178.39)
Check            1124     10/26/2005   The Office of the US Trustee        (3,750.00)
                                                                        ------------
GRAND TOTAL                                                             $(154,684.61)
                                                                        ============